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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  May 17, 2001
                Date of Report (Date of earliest event reported)


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

           Cayman Islands                          1-10809                            98-0191089
  (State or other jurisdiction of          (Commission file number)                (I.R.S. Employer
   incorporation or organization)                                                Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

                                 (441) 292-8515
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other events.

     On May 17, 2001, XL Capital Ltd issued the press release attached as
Exhibit 99 and incorporated by reference herein.

Item 7. Exhibits.

     (c) Exhibits. The following exhibit is filed herewith:

         Exhibit No.             Description

         (99)                    Press Release dated May 17, 2001




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 18, 2001

                                XL CAPITAL LTD.


                                By:    /s/ Brian M. O'Hara
                                       ----------------------------------------
                                       Brian M. O'Hara
                                       President and Chief Executive Officer